UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2021

EQUITY COMMONWEALTH
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2100, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 646-2800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	EQC	New York Stock Exchange
6.50% Series D Cumulative Convertible Preferred Shares of Beneficial Interest	EQCpD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

On August 15, 2021, Equity Commonwealth (“EQC”), a Maryland real estate investment trust, Monmouth Real Estate Investment Corporation (“Monmouth”), a Maryland corporation, and EQC Maple Industrial LLC (f/k/a RS18 LLC) (“Merger Sub”), a Maryland limited liability company and wholly owned subsidiary of EQC, entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”), pursuant to which EQC will acquire Monmouth in a cash and stock transaction (the “Merger”). The Amended Merger Agreement amends and restates that certain Agreement and Plan of Merger (the “Original Merger Agreement”), dated as of May 4, 2021.

The Amended Merger Agreement provides for a 6.4% increase in total merger consideration to be paid to the Monmouth common shareholders. It provides the Monmouth common shareholders with the option to elect to receive $19.00 per share in cash or 0.713 EQC common shares of beneficial interest, par value $0.01 per share (“EQC common shares”), subject to the caps and pro-rations described below. Monmouth shareholders have the option to make an election to receive cash or stock consideration with respect each share they own.

The total amount of cash to be paid to the Monmouth common shareholders will be fixed at $641.0 million and the total number of EQC common shares to be issued will be 46.2 million. If the elections result in an oversubscription of cash, then the amount of cash paid will be pro-rated. If the elections result in an oversubscription of EQC common shares, then the amount of EQC common shares issued will be pro-rated.

The Board of Trustees of EQC (the “EQC Board”) and the Board of Directors of Monmouth (the “Monmouth Board”) have each unanimously approved the Amended Merger Agreement.

Under the terms of the Amended Merger Agreement in the event that Monmouth terminates the Amended Merger Agreement under specified circumstances, including termination by Monmouth to accept and enter into an agreement with respect to a superior proposal or intervening event, Monmouth will be required to pay EQC a termination fee of $72.0 million.

*      *      *      *       *       *

The foregoing description of the Amended Merger Agreement and the transactions contemplated thereby, including the Merger, is only a summary, does not purport to be complete, and is qualified in its entirety by reference to, the full text of the Amended Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Amended Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about EQC or Monmouth or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Amended Merger Agreement have been made solely for the benefit of the parties to the Amended Merger Agreement and are qualified by information in confidential disclosure schedules provided by each of EQC and Monmouth in connection with the execution of the Amended Merger Agreement. Moreover, certain representations and warranties in the Amended Merger Agreement were used for the purpose of allocating risk between EQC and Monmouth rather than establishing matters as facts. Accordingly, the representations and warranties in the Amended Merger Agreement should not be relied upon as characterizations of the actual state of facts about EQC, Monmouth or Merger Sub.

Item 8.01. Other Events.

In connection with the change in transaction structure pursuant to the Amended Merger Agreement, the EQC Board and Monmouth Board have decided to postpone the special meetings of their respective shareholders from August 24, 2021 to August 31, 2021 at 10:00 am and 11:00 am Eastern Time, respectively. The record date for the special meetings will remain August 2, 2021.

In addition, on August 16, 2021, EQC and Monmouth issued a joint press release announcing (i) the change in transaction structure, (ii) the execution of the Amended Merger Agreement, and (iii) the postponement of the EQC and Monmouth special meetings. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in any jurisdiction pursuant to or in connection with the proposed merger and share issuance or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed merger, EQC has filed a registration statement on Form S-4 with the SEC, which became effective on July 23, 2021, to register the EQC common shares to be issued pursuant to the Merger. The registration statement includes a joint proxy statement/prospectus which was filed by EQC and Monmouth with the SEC and has been sent to the common shareholders of EQC seeking their approval of the share issuance and to the common shareholders of Monmouth seeking their approval of the Merger (as amended or supplemented, the “joint proxy statement/prospectus”). EQC and Monmouth may also file other documents regarding the proposed merger and share issuance with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND SHARE ISSUANCE. Investors and security holders may obtain free copies of the registration statement and joint proxy statement/prospectus and other documents filed with the SEC by EQC or Monmouth through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by EQC on EQC’s website at ir.eqcre.com and may obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by Monmouth on Monmouth’s website at www.mreic.reit.

Participants in the Solicitation

EQC and certain of its trustees and executive officers and Monmouth and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from EQC’s shareholders and from Monmouth’s shareholders in connection with the proposed merger and share issuance under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of the trustees and executive officers of EQC and the directors and executive officers of Monmouth in the registration statement on Form S-4, the joint proxy statement/prospectus and other relevant materials filed with the SEC by EQC or Monmouth regarding the proposed merger and share issuance. You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from EQC or Monmouth using the source indicated above.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this Current Report on Form 8-K reflect EQC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances regarding EQC and Monmouth that may cause EQC’s actual results to differ significantly from those expressed in any forward-looking statement, including, without limitation, (i) inability to complete the proposed merger because, among other reasons, one or more conditions to the closing of the proposed merger may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the proposed merger; (iii) potential adverse effects or changes to relationships with EQC’s and/or Monmouth’s tenants, employees, service providers or other parties resulting from the announcement or completion of the proposed merger; (iv) the outcome of any legal proceedings that may be instituted against the parties and others related to the Amended Merger Agreement; (v) possible disruptions from the proposed merger that could harm EQC’s or Monmouth’s respective business, including current plans and operations; (vi) unexpected costs, charges or expenses resulting from the proposed merger; (vii) uncertainty of the expected financial performance of EQC following completion of the proposed merger, including the possibility that the benefits anticipated from the proposed merger will not be realized or will not be realized within the expected time period; (viii) legislative, regulatory and economic developments; and (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and epidemics and pandemics, including COVID-19, as well as EQC’s or Monmouth’s management’s response to any of the aforementioned factors. EQC cannot provide any assurances that the Merger and events described in this Current Report on Form 8-K will happen as described or that they will happen at all.

The forward-looking statements made in this Current Report on Form 8-K are made only as of the date hereof. EQC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of risk factors that could cause EQC’s or Monmouth’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in EQC’s most recent Annual Report on Form 10-K for the year ended December 31, 2020 and in EQC’s Quarterly Reports on Form 10-Q for subsequent quarters.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Amended and Restated Agreement and Plan of Merger, dated August 15, 2021, by and among Equity Commonwealth, Monmouth Real Estate Investment Corporation and EQC Maple Industrial LLC (f/k/a RS18 LLC)
99.1	Joint Press Release, dated August 16, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*
Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EQC agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that EQC may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH

	By:	/s/ Orrin S. Shifrin
	Name:	Orrin S. Shifrin
	Title:	Executive Vice President, General Counsel and Secretary

Date: August 16, 2021